Exhibit 99.1

Contact: Samir Ali Sr. Director, Investor Relations & Corporate Development (281) 647-4035

Diamond Offshore Announces First Quarter 2017 Results

•	Net income of $24 million, or $0.17 per diluted share

HOUSTON, May 1, 2017 — Diamond Offshore Drilling, Inc. (NYSE: DO) today reported results for the first quarter of 2017.

	Three Months Ended
Thousands of dollars, except per share data	March 31, 2017	December 31, 2016	Change
Total revenues	$374,226	$391,874	(5)%
Operating income	50,859	104,145	(51)%
Net income	23,539	116,082	(80)%
Earnings per diluted share	$0.17	$0.85	(80)%

“Despite a continually challenging market, Diamond Offshore achieved earnings per share of $0.17 for the first quarter of 2017,” said Marc Edwards, President and Chief Executive Officer. “Overall, I am pleased with our first quarter results and our ability to manage costs, while remaining focused on maintaining our operational and technical excellence. The Ocean GreatWhite, Ocean Scepter and the Ocean BlackRhino all commenced term contracts in the first quarter, enhancing our already strong liquidity.” Edwards went on to say, “during the first quarter, the Ocean BlackLion successfully drilled and completed one of the deepest and most complex wells on record in the Gulf of Mexico.”

Also during the quarter, the Company executed new contracts for the Ocean Monarch in Australia, the first of which is scheduled to commence in late first quarter of 2018. Combined, these contracts add nine months of backlog and will keep the Ocean Monarch contracted through 2018. Additionally, the Company executed a new two-year term contract with Apache for the Ocean Patriot in the North Sea. The rig is scheduled to commence its new program in the second quarter of 2018.

As of March 31, 2017, the Company’s total contracted backlog was $3.2 billion, which represents 23 rig years of work.

CONFERENCE CALL

A conference call to discuss Diamond Offshore’s earnings results has been scheduled for 7:30 a.m. CDT today. A live webcast of the call will be available online on the Company’s website, www.diamondoffshore.com. Those interested in participating in the question and answer session should dial 844-492-6043 or 478-219-0839, for international callers. The conference ID number is 1792549. An online replay will also be available on www.diamondoffshore.com following the call.

ABOUT DIAMOND OFFSHORE

Diamond Offshore is a leader in offshore drilling, providing contract drilling services to the energy industry around the globe. Additional information and access to the Company’s SEC filings are available at www.diamondoffshore.com. Diamond Offshore is owned 53% by Loews Corporation (NYSE: L).

FORWARD-LOOKING STATEMENTS

Statements contained in this press release or made during the above conference call that are not historical facts are “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by management of the Company. A discussion of the important risk factors and other considerations that could materially impact these matters as well as the Company’s overall business and financial performance can be found in the Company’s reports filed with the Securities and Exchange Commission, and readers of this press release are urged to review those reports carefully when considering these forward-looking statements. Copies of these reports are available through the Company’s website at www.diamondoffshore.com. These risk factors include, among others, risks associated with worldwide demand for drilling services, level of activity in the oil and gas industry, renewing or replacing expired or terminated contracts, contract cancellations and terminations, maintenance and realization of backlog, competition and industry fleet capacity, impairments and retirements, operating risks, changes in tax laws and rates, regulatory initiatives and compliance with governmental regulations, construction of new builds, casualty losses, and various other factors, many of which are beyond the Company’s control. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of this press release. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(In thousands, except per share data)

	Three Months Ended, March 31,
	2017	2016
Revenues:
Contract drilling	$363,557	$443,523
Revenues related to reimbursable expenses	10,669	27,020

Total revenues	374,226	470,543

Operating expenses:
Contract drilling, excluding depreciation	203,523	212,841
Reimbursable expenses	10,478	26,791
Depreciation	93,229	104,240
General and administrative	17,483	15,398
Gain on disposition of assets	(1,346)	(296)

Total operating expenses	323,367	358,974

Operating income	50,859	111,569
Other income (expense):
Interest income	175	173
Interest expense	(27,596)	(25,516)
Foreign currency transaction gain (loss)	1,087	(3,608)
Other, net	(63)	578

Income before income tax (expense) benefit	24,462	83,196
Income tax (expense) benefit	(923)	4,229

Net income	$23,539	$87,425

Income per share	$0.17	$0.64

Weighted-average shares outstanding:
Shares of common stock	137,173	137,162
Dilutive potential shares of common stock	77	44

Total weighted-average shares outstanding	137,250	137,206

DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED RESULTS OF OPERATIONS

(Unaudited)

(In thousands)

	Three Months Ended
	March 31,	December 31,	March 31,
	2017	2016	2016
REVENUES
Floaters:
Ultra-Deepwater	$243,465	$231,820	$325,961
Deepwater	67,943	64,678	59,117
Mid-Water	48,285	88,130	47,672

Total Floaters	359,693	384,628	432,750
Jack-ups	3,864	18	10,773

Total Contract Drilling Revenue	363,557	384,646	$443,523

Revenues Related to Reimbursable Expenses	$10,669	$7,228	$27,020

CONTRACT DRILLING EXPENSE
Floaters:
Ultra-Deepwater	$141,873	$119,490	$123,736
Deepwater	33,080	30,481	47,509
Mid-Water	19,267	16,814	23,884

Total Floaters	194,220	166,785	195,129
Jack-ups	5,323	3,090	6,055
Other	3,980	4,467	11,657

Total Contract Drilling Expense	$203,523	$174,342	$212,841

Reimbursable Expenses	$10,478	$6,775	$26,791

OPERATING INCOME
Floaters:
Ultra-Deepwater	$101,592	$112,330	$202,225
Deepwater	34,863	34,197	11,608
Mid-Water	29,018	71,316	23,788

Total Floaters	165,473	217,843	237,621
Jack-ups	(1,459)	(3,072)	4,718
Other	(3,980)	(4,467)	(11,657)
Reimbursable expenses, net	191	453	229
Depreciation	(93,229)	(86,031)	(104,240)
General and administrative expense	(17,483)	(14,786)	(15,398)
Bad debt recovery	—	265	—
Gain (loss) on disposition of assets	1,346	(6,060)	296

Total Operating Income	$50,859	$104,145	$111,569

DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands)

	March 31,	December 31,
	2017	2016
ASSETS
Current assets:
Cash and cash equivalents	$123,316	$156,233
Marketable securities	24	35
Accounts receivable, net of allowance for bad debts	286,408	247,028
Prepaid expenses and other current assets	105,355	102,111
Asset held for sale	400	400

Total current assets	515,503	505,807
Drilling and other property and equipment, net of accumulated depreciation	5,616,367	5,726,935
Other assets	137,073	139,135

Total assets	$6,268,943	$6,371,877

LIABILITIES AND STOCKHOLDERS’ EQUITY
Short-term borrowings	$—	$104,200
Other current liabilities	201,583	236,299
Long-term debt	1,981,169	1,980,884
Deferred tax liability	191,594	197,011
Other liabilities	120,602	103,349
Stockholders’ equity	3,773,995	3,750,134

Total liabilities and stockholders’ equity	$6,268,943	$6,371,877

DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

(In thousands)

	Three months ended March 31,
	2017	2016
Operating activities:
Net income	$23,539	$87,425
Adjustments to reconcile net income to net cash provided by operating activities Depreciation	93,229	104,240
Deferred tax provision	(5,988)	(45,254)
Other	17,367	19,957
Net changes in operating working capital	(29,471)	74,962

Net cash provided by operating activities	98,676	241,330

Investing activities:
Capital expenditures (including rig construction)	(29,487)	(58,114)
Proceeds from disposition of assets, net of disposal costs	2,097	113,295
Other	11	11

Net cash (used in) provided by investing activities	(27,379)	55,192

Financing activities:
Repayment of short-term borrowings, net	(104,200)	(286,589)
Other	(14)	(33)

Net cash used in financing activities	(104,214)	(286,622)

Net change in cash and cash equivalents	(32,917)	9,900
Cash and cash equivalents, beginning of period	156,233	119,028

Cash and cash equivalents, end of period	$123,316	$128,928

DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

AVERAGE DAYRATE, UTILIZATION AND OPERATIONAL EFFICIENCY

(Dayrate in thousands)

	First Quarter 2017			Fourth Quarter 2016			First Quarter 2016
	Average Dayrate (1)	Utilization (2)	Operational Efficiency (3)	Average Dayrate (1)	Utilization (2)	Operational Efficiency (3)	Average Dayrate (1)	Utilization (2)	Operational Efficiency (3)
Ultra-Deepwater Floaters	$450	50%	91.1%	$456	49%	92.0%	$533	61%	98.4%
Deepwater Floaters	$260	48%	96.6%	$287	39%	92.1%	$334	28%	97.1%
Mid-Water floaters	$268	40%	100.0%	$478	35%	99.9%	$263	25%	97.7%
Jack-ups	$75	29%	99.9%	—	—	—	$118	18%	100.0%
Fleet Total			94.3%			93.5%			98.2%

(1)	Average dayrate is defined as contract drilling revenue for all of the specified rigs in our fleet per revenue- earning day. A revenue-earning day is defined as a 24-hour period during which a rig earns a dayrate after commencement of operations and excludes mobilization, demobilization and contract preparation days.
(2)	Utilization is calculated as the ratio of total revenue-earning days divided by the total calendar days in the period for all specified rigs in our fleet (including cold-stacked rigs, but excluding rigs under construction). Our current fleet includes four ultra-deepwater, three deepwater and three mid-water semisubmersible rigs that are cold stacked.
(3)	Operational efficiency is calculated as the ratio of total revenue-earning days divided by the sum of total revenue-earning days plus the number of days (or portions thereof) associated with unanticipated equipment downtime.